Prospectus

Templeton
Institutional
Funds, Inc.

INVESTMENT STRATEGY
GLOBAL GROWTH

Foreign Equity Series - Service Shares


MAY 1, 2000


[Insert Franklin Templeton Butterball logo]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

                  THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


         2        Goal and Strategies

         4        Main Risks

         7        Performance

         8        Fees and Expenses

         9        Management

         10       Distributions and Taxes


         12       Financial Highlights

                  YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]


         13       Qualified Investors

         15       Buying Shares

         17       Investor Services

         18       Selling Shares

         20       Account Policies

         22       Questions


                  FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

                  Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
-------------------------------------------------------------------------------

GOAL The fund's investment goal is long-term capital growth.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the fund invests at least 65% of total assets in at least three different nations. The fund normally will invest primarily in the equity securities of companies located outside the U.S., including emerging markets.


[Begin callout]
The fund invests primarily in an internationally diversified portfolio of equity securities.
[End callout]


Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund may invest a portion of its assets in smaller companies. For this fund, smaller company stocks are generally those with market capitalizations of less than $1 billion. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the fund generally may invest a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

When choosing equity investments for the fund, the manager applies a "bottom-up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the fund's assets in a temporary defensive manner or hold a substantial portion of the fund's portfolio in cash. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the fund may be unable to achieve its investment goal.


[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------------------


STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.


[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price.


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the fund may at times be unable to sell foreign securities at favorable prices. In choosing investments, the fund's manager strongly believes in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

LIQUIDITY The fund may not invest more than 10% of its assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity). Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event.

COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and shares price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of bull and bear] PERFORMANCE
-------------------------------------------------------------------------------


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 9 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

SERVICE SHARES ANNUAL TOTAL RETURNS/1/,/2/

[Insert bar graph]


21.39%    -1.33%   34.03%    0.24%   12.97%   21.58%   11.43%   10.16%    27.34%
-------------------------------------------------------------------------------
91          92      93       94       95        96      97       98       99
                                    YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
16.80%

WORST
QUARTER:
Q3 '99
-1.98%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                                      SINCE
                                                                     INCEPTION
                                                  1 YEAR   5 YEARS  (10/18/90)
-------------------------------------------------------------------------------
Foreign Equity Series - Service Shares              27.34%   16.51%   14.07%
MSCI - EAFE Index/3/                                27.30%   13.15%   10.45%


1. As of March 31, 2000, the fund's year-to-date return was -1.59%.

2. Before May 1, 1999, only a single class of fund shares was offered without Rule 12b-1 expenses. Returns shown are a restatement of the original class to include the Rule 12b-1 fees applicable to Service Shares as though in effect from the fund's inception.

3. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe Australia Far East (EAFE) Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 SERVICE SHARES
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                     None
Maximum deferred sales charge (load)                                 None
Exchange fee/1/                                                     $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                 SERVICE SHARES
-------------------------------------------------------------------------------
Management fees                                                     0.70%
Distribution and service (12b-1) fees                               0.35%
Other expenses                                                      0.14%
                                                                    -----
Total annual fund operating expenses                                1.19%
                                                                    =====
1. This fee is only for market timers (see page 21).


EXAMPLE


This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------
                                            $121      $378     $654   $1,346



[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------------------

Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $229 billion in assets.

The fund's lead portfolio manager is:

GARY P. MOTYL CFA, DIRECTOR AND PRESIDENT OF INVESTMENT COUNSEL


Mr. Motyl has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.


GARY CLEMONS, EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Clemons has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1990.


SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Rudolph has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1997.

GUANG YANG, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Yang has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1995.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to a annual rate of 0.70% of its average daily net assets.

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call Institutional Services at 1-800/321-8563.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


[Begin callout]
BACKUP WITHHOLDING
By law, fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number or certify that you are not subject to backup withholdings, or if the IRS instructs the fund to do so.
[End callout]


When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes paid by the fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
This table presents the fund's financial performance since its inception. This information has been audited by PricewaterhouseCoopers LLP.

                                                             YEAR ENDED
                                                         DECEMBER 31, 1999/1/
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                            19.53
                                                              -----
  Net investment income                                         .25
  Net realized and unrealized gains                            2.73
                                                              -----
Total from investment operations                               2.98
                                                              -----
  Distributions from net investment income                     (.37)
  Distributions from net realized gains                        (.61)
                                                              ------
Total distributions                                            (.99)
                                                              ------
Net asset value, end of year                                  21.53
                                                              ======
Total return (%)/2/                                           15.49

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                             22
Ratios to average net assets: (%)
  Expenses                                                     .84%/3/
  Net investment income                                       1.91%/3/
Portfolio turnover rate (%)                                  10.56%

1. For the period May 3, 1999 (effective date) to December 31, 1999. Based on average weighted shares outstanding.

2. Total return is not annualized.

3. Annualized


YOUR ACCOUNT

[Insert graphic of pencil marking an X] QUALIFIED INVESTORS
-------------------------------------------------------------------------------
The following investors may qualify to buy shares of the funds.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 1,000 employees, or (ii) with retirement plan assets of $10 million or more. Minimum investments: No initial or additional minimums. Minimum investments for plans with less than 1,000 employees or $10 million in plan assets: $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the fund or any of the Franklin Templeton Funds and no additional minimum.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the fund or any of the Franklin Templeton Funds and no additional minimum.


[Begin callout]
The Franklin Templeton Funds include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Insurance Variable Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]


o Defined benefit plans, governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment.

o An investor who executes a Letter of Intent (Letter) which expresses the investor's intention to invest at least $5 million within a 13-month period in the Franklin Templeton Funds, including at least $1 million in the funds. See the Institutional Application. Minimum investments: $1 million. If the investor does not invest at least $5 million in shares of the funds or other Franklin Templeton Funds within the 13-month period, the shares actually purchased will be involuntarily redeemed and the proceeds sent to the investor at the address of record. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of purchases for purposes of determining whether the terms of the Letter have been completed.

o Any investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group. Minimum investments: $5 million initial investment. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is invested or to be invested in the funds. There are certain other requirements and the group must have a purpose other than buying fund shares.

o Other investors. Minimum investments: $5 million initial.

Shares of the fund may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with Franklin Templeton Distributors Inc. (Distributors), the principal underwriter of the shares of the funds, or directly from Distributors, upon receipt by Distributors of an Institutional Account Application Form and payment. Distributors may establish minimum requirements with respect to amount of purchase.

Certain Franklin Templeton Funds offer multiple share classes not offered by the fund. Please note that for selling or exchanging your shares, or for other purposes, the fund's shares are considered Class A shares.

DISTRIBUTION AND SERVICE (12B-1) FEES Service Shares has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Service Shares and provide other services to shareholders. Because these fees are paid out of Service Shares' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[Insert graphic of paper with lines and someone writing] BUYING SHARES
-------------------------------------------------------------------------------
ACCOUNT APPLICATION If you are opening a new account, please complete and sign an Institutional Account Application.



BUYING SHARES
--------------------------------------- -------------------------------------- --------------------------------------
                                         OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of hands shaking]        Contact your investment                Contact your investment
                                         representative                         representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
---------------------------------------- -------------------------------------- --------------------------------------


[Insert graphic of envelope]             Make your check, Federal Reserve       Make your check, Federal Reserve
                                         draft or negotiable bank draft         draft or negotiable bank draft
BY MAIL                                  payable to the fund.                   payable to the fund. Include your
                                                                                account number.
                                         Mail the check, Federal Reserve
                                         draft or negotiable bank draft and     Fill out the deposit slip from your
                                         your signed Institutional Account      account statement. If you do not
                                         Application to Institutional           have a slip, include a note with
                                         Services.                              your name, the fund name, and your
                                                                                account number.

                                                                                Mail the check, Federal Reserve
                                                                                draft or negotiable bank draft
                                                                                and deposit slip or note to
                                                                                Institutional Services.
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of three lightning       Call to receive a wire control         Call to receive a wire control
bolts]                                   number and wire instructions.          number and wire instructions.

BY WIRE                                  Wire the funds and mail your signed    To make a same day wire investment,
1-800/321-8563                           Institutional Account Application to   please call us by 1:00 p.m. Pacific
(or 1-650/312-3600 collect)              Institutional Services. Please         time and make sure your  wire arrives
                                         include the wire control number or     by 3:00 p.m.
                                         your new account number on the
                                         application.

                                         To make a same day wire investment,
                                         please call us by 1:00 p.m. Pacific
                                         time and make sure your wire arrives
                                         by 3:00 p.m.
---------------------------------------- -------------------------------------- --------------------------------------
[Insert graphic of two arrows            Call Institutional Services at the     Call Institutional Services at the
pointing in opposite directions]         number below, or send signed written   number below, or send signed written
                                         instructions. (Please see page 38      instructions. (Please see page 38
BY EXCHANGE                              for information on exchanges.)         for information on exchanges.)
---------------------------------------- -------------------------------------- --------------------------------------

            FRANKLIN TEMPLETON INSTITUTIONAL SERVICES P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)

Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any purchase order may be rejected by Distributors or by Templeton Institutional Funds, Inc. (Company).

Shares of the fund may be purchased with securities, if approved in advance by the Company. Securities used to purchase fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Company, and must have readily available market quotations. The securities will be valued in accordance with the Company's policy for calculating net asset value, determined as of the close of the day on which the securities are received by the Company in salable form. A prospective shareholder will receive shares of the fund next computed after such receipt. To obtain the approval of the Company for an in-kind purchase, call Institutional Services. Investors who are affiliated persons of the Company (as defined in the Investment Company Act of 1940) may not purchase shares in this manner absent SEC approval.


[Insert graphic of person with handset] INVESTOR SERVICES
-------------------------------------------------------------------------------

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You may initiate many transactions and make certain other changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Institutional Services.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class (without any sales charge).

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
21).

[Insert graphic of certificate] SELLING SHARES
-------------------------------------------------------------------------------
You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE HELPS PROTECT YOUR ACCOUNT AGAINST FRAUD. YOU CAN OBTAIN A SIGNATURE guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age
59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.



SELLING SHARES
----------------------------------- --------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[Insert graphic of hands shaking]   Contact your investment representative

THROUGH YOUR INVESTMENT
REPRESENTATIVE
----------------------------------- --------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed share
                                    certificates (if you hold share certificates)
                                    to Institutional Services. Corporate,
                                    partnership or trust  accounts may need to
BY MAIL                             send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- ---------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
1-800/321-8563                      your shares by phone.

(Only available if you have         A check will be mailed to the name(s) and
completed and sent the              address on the account. Written instructions,
Institutional Telephone             with a signature guarantee, are required to
Privileges Agreement)               send the check toanother address or to make
                                    it payable to another person.
----------------------------------- ---------------------------------------------


[Insert graphic of three            You can call or write to have redemption
 lightning bolts]                   proceeds sent to a bank account. See the
                                    policies above for selling shares by mail or
                                    phone.

BY ELECTRONIC FUNDS                 Before requesting to have redemption proceeds
TRANSFER (ACH)                      sent to a bank account, please make sure we
                                    have your bank account information on file. If
                                    we do not have this information, you will need
                                    to send written instructions with your
                                    bank's name and address, a voided check or
                                    savings account deposit slip, and a
                                    signature guarantee if the ownership of the
                                    bank and fund accounts is different.

                                    If we receive your request in proper form by
                                    1:00 p.m. Pacific, proceeds sent by ACH
                                    generally will be available within two to
                                    three business days.
----------------------------------- -----------------------------------------------


[Insert graphic of two arrows       Obtain a current prospectus for the fund you
pointing in opposite directions]    are considering.

                                    Call Institutional Services at the number below,
BY EXCHANGE                         or send signed written instructions. See the
                                    policies above for selling shares by mail or
                                    phone.

                                    If you hold share certificates, you will
                                    need to return them to the fund before your
                                    exchange can be processed.
----------------------------------- ------------------------------------------------

            FRANKLIN TEMPLETON INSTITUTIONAL SERVICES P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
------------------------------------------------------------------------------
CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Service Shares is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,000 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.


STATEMENTS AND REPORTS You will receive quarterly account statements that show your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.


If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The fund may restrict or refuse purchases or exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested a redemption or exchange out of the fund within two weeks of an earlier redemption or exchange request, or (ii) purchased or redeemed shares (directly or by exchange) out of the fund more than twice in a calendar quarter, or (iii) purchased or exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

[Insert graphic of question mark] QUESTIONS
-------------------------------------------------------------------------------


If you have any questions about the fund or your account, you can write to us at P.O. Box 7777, San Mateo, CA 94403-7777. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER          MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Institutional Services       1-800/321-8563            6:00 a.m. to 5:00 p.m.
Shareholder Services         1-800/632-2301            5:30 a.m. to 5:00 p.m.
                                                       6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Fund Information             1-800/DIAL BEN            5:30 a.m. to 8:00 p.m.
                            (1-800/342-5236)           6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Retirement Services          1-800/527-2020            5:30 a.m. to 5:00 p.m.
Advisor Services             1-800/524-4040            5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)       1-800/851-0637            5:30 a.m. to 5:00 p.m.
                                                       5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
INSTITUTIONAL SERVICES 1-800/321/8563
TDD (Hearing Impaired) 1-800/851-0637


www.franklintempleton.com

You also can obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-6135                          Z954 P 05/00